THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

SUPPLEMENT TO THE PROSPECTUSES (MAY 1, 2017)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

VARIABLE LIFE

VARIABLE COMPLIFE®

VARIABLE JOINT LIFE

VARIABLE EXECUTIVE LIFE

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

CUSTOM VARIABLE UNIVERSAL LIFE

EXECUTIVE VARIABLE UNIVERSAL LIFE

SURVIVORSHIP VARIABLE UNIVERSAL LIFE

This Supplement amends certain information contained in the Prospectuses referenced above.

Effective as of May 1, 2018 under The Investment Options, the disclosure regarding the Neuberger Berman Advisers Management Trust Socially Responsible Portfolio will read to reflect its new name: The Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio.

Please read this Supplement carefully and keep it with your Prospectus for future reference.

This Supplement is dated April 6, 2018.

Please note that some systems and forms may temporarily employ the original name beyond May 1, 2018.